BRAZOS INSURANCE FUNDS

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2001





                             BRAZOS SMALL CAP PORTFOLIO






                               INVESTMENT ADVISER

                                   JOHN McSTAY
                               INVESTMENT COUNSEL
                                5949 SHERRY LANE
                                   SUITE 1600
                                DALLAS, TX 75225

                             www.brazosinsurancefunds.com





BRAZOS INSURACE FUNDS-BRAZOS SMALL CAP PORTFOLIO

Report From Management (unaudited)                      June 30, 2001


Dear Fellow Shareholders, Clients and Friends:

     After posting strong relative returns in 2000, your Brazos Small Cap portfolio posted mixed results for the first half of 2001. As we outlined in our last shareholder letter, 2000 was a record down year for the NASDAQ index. However, looking at the performance numbers on page 4 is simply an end point snapshot and does not capture the difficult, volatile nature of the 2001 market.

     Performance results from the first and second quarter stand in stark contrast. Pessimism and paranoia ruled the first quarter of 2001 and there were very few places to hide. The bear market meltdown of the first quarter left few stocks undamaged. Even the stocks of our proverbial "good businesses" were hit - they were the last to go down, but go down they did. Further complicating the picture was a Russell 2000 skewed by a profound January effect where stocks in the smallest quintile posted a 50% bounce off of their lows.

     As we have expressed many times, good companies persevere through the bad times and typically are among the first stocks to recover. That recovery appeared to be under way in the second quarter. Indeed, the indices and stocks are repairing themselves having rebounded nicely off of their lows. While no pervasive market trends are emerging (except that technology companies continue to suffer), the broad market is gradually building a base off of its lows. The cream of the market (those companies with earnings and earnings growth) is rising to the top and is beginning to lead us out of the market depths. Your Brazos portfolio is replete with companies that continue to show strong growth characteristics.

     As we work through the market bottoming process, we do not expect the volatility to subside. False hopes created by bear market rallies are very tempting, particularly for less seasoned investors. There must be a careful distinction between investing in a stock that is creating hope by simply rising versus investing in a company whose fundamentals are improving. Since the market peaked in March 2000, there have been numerous rallies that proved to be false starts. A tremendous amount of damage can be created by attempting to time and to chase these tempting stock moves, which is why it is important to maintain disciplines.

     Our investment philosophy and approach offer a powerful, strategic advantage to our shareholders. It is based on owning great growth companies - companies that possess superior management and are involved with great businesses. Importantly, the stocks of these companies are purchased at valuation levels quite reasonable relative to their superior growth rates. Further, these companies are owned in the funds during that period in their corporate/institutional life where their earnings power is greatest. We have a deep, loyal commitment to this investment philosophy. We believe we have proven it works and it is implemented rigorously on our shareholders' behalf.

     Looking back at the past two years reminds us of why it is so important to maintain this steadfast discipline. The market a year ago was characterized by remarkable excesses. The valuation of technology stocks reached historic levels. The subsequent unwinding of this bubble in technology stocks was not just confined to the fringe Internet companies. Valuation levels on significant growth companies such as Cisco Systems, Sun Microsystems, EMC, Intel, Motorola and Nortel (to name a few) have lost much of their market capitalization of one year ago. Without investment disciplines, it would have been tempting either to chase these expensive stocks or to get involved on recent pullbacks.

     In retrospect, this was a mania like others in the past. We would point to investors' fascination with conglomerates in the 1960s, to the Nifty Fifty in the 1970s and LBO companies of the 1980s. Well, today is in sharp contrast to that period. It is now clear that the Federal Reserve overshot with their six rate increases. The Fed took too much liquidity from the system and brought about a credit crunch. Today the economy is very weak, the manufacturing and technology sectors are in a recession, and fears of other sectors entering a recession are rampant. A crisis of confidence is at hand and is reflected both in business sentiment and consumer confidence. As a result, general expectations for the stock market are bleak.

     But just as prospects seem to be their bleakest, lower interest rates and tax relief are on the way to jump-start the mighty American economy. Therefore, with modest inflation, declining interest rates, increasing liquidity, fiscal stimulation, and the prospect for economic recovery in 2002, we would suggest that the market is indeed in a bottoming stage. Therefore, as we head through the current bear market and profit recession, with these stimuli and good revenue and earnings growth expected from the holdings in the Brazos Insurance Funds, we remain confident that these portfolios of good companies operating good businesses will lead us out.

     In our last shareholder letter, we highlighted how we build your Brazos portfolio by isolating one company at a time. Identifying companies with revenue and earnings growth prospects in this tough market and economic environment is the foundation of our confidence in the Brazos Insurance Funds. We are grateful for your confidence in our ability to uncover the right stocks to help you achieve long-term investing success.

     We hope you have a happy and safe summer!

                                            Sincerely,

                                            /s/ John McStay
                                            ----------------
                                            John McStay Investment Counsel


BRAZOS INSURANCE FUNDS - BRAZOS SMALL CAP PORTFOLIO

Report From Management - continued (unaudited)               June 30, 2001

[BAR CHART]
-----------
BRAZOS INSURANCE FUNDS

                         Brazos Small Cap Portfolio      Russell 2000 Index

08/29/00                      $ 10,000                          $10,000

08/31/00                      $ 10,000                          $10,158

09/30/00                      $ 10,280                          $ 9,859

10/31/00                      $  9,550                          $ 9,420

11/30/00                      $  8,750                          $ 8,452

12/31/00                      $  9,410                          $ 9,178

01/31/01                      $  8,900                          $ 9,656

02/28/01                      $  8,310                          $ 9,023

03/31/01                      $  7,759                          $ 8,582

04/30/01                      $  8,529                          $ 9,253

05/31/01                      $  8,649                          $ 9,480

06/30/01                      $  8,809                          $ 9,808




               --------------------------------------------------------------
                    Cumulative Total Return Since Inception1
                                  as of 6/30/01

                                                   1 Year Since Inception(1)

                    Brazos Small Cap Portfolio          NA        -11.90%
                    Russell 2000 Index                  NA         -1.82%

               --------------------------------------------------------------


     This chart  assumes an initial  gross  investment of $10,000 made on August
     29, 2000 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not indicative of future performance. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original investment. The graph and table show the performance of the Portfolio at the portfolio level and includes all portfolio level expenses, but no insurance company expenses associated with the variable annuity. No expenses are deducted from the performance of the index.

--------------------------------------------------------------------------------
1 Since inception data for Portfolio and Russell 2000 Index is as of 8/29/2000

       BRAZOS INSURANCE FUNDS - BRAZOS SMALL CAP PORTFOLIO
Portfolio of Investments (unaudited)                               June 30, 2001


Security Description                                     Shares         Value

COMMON STOCK - 93.2%

BUSINESS SERVICES - 7.8%
      Copart, Inc.(a)................................    800            $ 23,400
      Iron Mountain Incorporated (a).................  1,000              44,840
      MAXIMUS, Inc. (a)..............................    700              28,063
      Paychex, Inc...................................    500              20,000
      The Corporate Executive Board Company (a)......  1,100              46,200
                                                                ----------------
                                                                         162,503
                                                                ----------------

CONSUMER DURABLES - 5.6%
      D. R. Horton, Inc..............................  1,900              43,130
      Furniture Brands International, Inc. (a).......    700              19,600
      Mohawk Industries, Inc. (a)....................    300              10,560
      Wolverine World Wide, Inc......................  2,400              42,888
                                                                ----------------
                                                                         116,178
                                                                ----------------

CONSUMER MERCHANDISING - 8.0%
      Abercrombie & Fitch Co. - Class A (a)..........    200               8,900
      Barnes & Noble, Inc. (a).......................    900              35,415
      Coach, Inc. (a)................................    500              19,025
      Duane Reade Inc. (a)...........................    300               9,750
      Linens 'n Things, Inc. (a).....................    300               8,196
      The Cheesecake Factory Incorporated (a)........    900              25,470
      Venator Group, Inc. (a)........................  3,200              48,960
      Williams-Sonoma, Inc. (a)......................    300              11,646
                                                                ----------------
                                                                         167,362
                                                                ----------------

CONSUMER SERVICES - 3.0%
      DeVry, Inc. (a)................................    600              21,672
      Edison Schools Inc. (a)........................    500              11,420
      Education Management Corporation (a)...........    700              28,035
                                                                ----------------
                                                                          61,127
                                                                ----------------

ELECTRONIC COMPONENTS - 1.5%
      Centillium Communications, Inc. (a)............    500              12,370
      Exar Corporation (a)...........................    400               7,904
      Stratos Lightwave, Inc. (a)....................    855              11,115
                                                                ----------------
                                                                          31,389
                                                                ----------------

ELECTRONIC TECHNOLOGY - 0.8%
      AstroPower, Inc. (a)...........................    300              15,642
                                                                ----------------
                                                                          15,642
                                                                ---------------


See Notes to Financial Statements

       BRAZOS INSURANCE FUNDS - BRAZOS SMALL CAP PORTFOLIO.
Portfolio of Investments (unaudited)                            June 30, 2001


Security Description                                     Shares       Value

COMMON STOCK (continued)

ENERGY - 6.5%
      Devon Energy Corporation.......................    500            $ 26,250
      Mitchell Energy & Development Corporation......    200               9,250
      Nabors Industries, Inc. (a)....................    600              22,320
      National-Oilwell, Inc. (a).....................    600              16,080
      Spinnaker Exploration Company (a)..............    600              23,916
      Valero Energy Corporation......................    500              18,390
      Veritas DGC Inc. (a)...........................    700              19,425
                                                                ----------------
                                                                         135,631
                                                                ----------------

FINANCIAL INSTITUTIONS - 21.8%
      AmeriCredit Corporation (a)....................  1,500              77,925
      Everest Re Group, Ltd..........................    600              44,880
      Metris Companies Inc...........................  2,600              87,646
      Odyssey Re Holdings Corporation (a)............    600              10,842
      Old Republic International Corporation.........  1,900              55,100
      Radian Group Inc...............................  1,600              64,720
      The PMI Group, Inc.............................    900              65,394
      Washington Federal, Inc........................  1,900              46,588
                                                                ----------------
                                                                         453,095
                                                                ---------------

FINANCIAL SERVICES & SOFTWARE - 3.9%
      Alliance Data Systems Corporation (a)..........    600               9,000
      Jack Henry & Associates, Inc...................    400              12,400
      The BISYS Group, Inc (a).......................  1,000              59,000
                                                                ----------------
                                                                          80,400
                                                                ----------------

HEALTHCARE PRODUCTS - 7.2%
      Biovail Corporation (a)........................  1,100              47,850
      King Pharmaceuticals, Inc. (a).................  1,200              64,500
      Medicis Pharmaceutical Corporation
       - Class A (a).................................    700              37,100
                                                                ----------------
                                                                         149,450
                                                                ----------------

HEALTHCARE SERVICES - 5.6%
      Accredo Health, Incorporated (a)...............    400              14,876
      Community Health Care (a)......................  1,500              44,250
      Triad Hospitals, Inc. (a)......................    700              20,629
      Universal Health Services, Inc. - Class B (a)..    800              36,400
                                                                ----------------
                                                                         116,155
                                                                ----------------


HEALTHCARE TECHNOLOGY - 3.2%
      Invitrogen Corporation (a).....................    600              43,080
      Myriad Genetics, Inc. (a)......................    100               6,332
      PRAECIS Pharmaceuticals Incorporated (a).......    400               6,576
      Waters Corporation (a).........................    400              11,044
                                                                ----------------
                                                                          67,032
                                                                ----------------

See Notes to Financial Statements

       BRAZOS INSURANCE FUNDS - BRAZOS SMALL CAP PORTFOLIO
Portfolio of Investments (unaudited)                              June 30, 2001

Security Description                                     Shares         Value

COMMON STOCK (continued)

MEDIA - 4.1%
      American Tower Corporation - Class A (a).......  1,200            $ 24,804
      Hispanic Broadcasting Corporation (a)..........    500              14,345
      Radio One, Inc. (a)............................  1,100              24,255
      SBA Communications Corporation (a).............    900              22,275
                                                                ----------------
                                                                          85,679
                                                                ----------------

TECHNOLOGY SERVICES & SOFTWARE - 10.9%
      Affiliated Computer Services, Inc.
               - Class A (a).........................    800              57,528
      CSG Systems International, Inc. (a)............    900              51,084
      IONA Technologies PLC - ADR (a)................    700              26,950
      Mercury Interactive Corporation (a)............    300              17,970
      SeeBeyond Technology Corporation (a)...........    500               6,000
      SunGard Data Systems Inc. (a)..................  1,800              54,018
      Websense, Inc. (a).............................    600              12,000
                                                                ----------------
                                                                         225,550
                                                                ----------------

TELECOMMUNICATIONS - 0.7%
      Digital Lightwave, Inc. (a)....................    400              14,784
                                                                ----------------
                                                                          14,784
                                                                ----------------

TRADITIONAL HEAVY INDUSTRY - 2.6%
      Hanover Compressor Company (a).................    200               6,618
      Kennametal Inc.................................    300              11,070
      L-3 Communications Holdings, Inc. (a)..........    300              22,890
      Roper Industries, Inc..........................    300              12,525
                                                                ----------------
                                                                          53,103
                                                                ----------------
Total Common Stock (Cost $ 1,795,192)................                  1,935,080
                                                                ----------------

SHORT-TERM INVESTMENTS - 7.7%
   US Treasuries                                       Principal          Value
                                                       ----------         -----
      US Treasury Bill, 5.380%, due 7/5/2001........ $134,000            133,944

   Investment Companies                                 Shares
      Firstar Institutional Money Market.............  25,244             25,244
                                                                ----------------
Total Short-Term Investments (Cost $ 159,188)........                    159,188
                                                                ----------------
Total Investments - 100.9%   (Cost $1,954,380).......                  2,094,268

Liabilities in excess of other assets - (0.9)%.......                   (18,817)
                                                                ----------------

Net Assets - 100.0%..................................                $ 2,075,451
                                                                ================


(a)  Non-income producing security
ADR ("American Depository Receipt")
See Notes to Financial Statements

        BRAZOS INSURANCE FUNDS - BRAZOS SMALL CAP PORTFOLIO
          Statement of Assets and Liabilities (unaudited)          June 30, 2001




          ASSETS:

             Investment securities, at value1........                $ 2,094,268
             Receivable for investments sold.........                      3,662
             Interest and dividends receivable.......                        247
             Receivable from investment adviser......                     28,189
                                                                ----------------
                   Total assets......................                  2,126,366
                                                                ----------------

          LIABILITIES:

             Payable to custodian....................                         48
             Payable for investments purchased.......                      3,474
             Accrued expenses........................                     47,393
                                                                ----------------
                 Total liabilities...................                     50,915
                                                                ----------------
                    Net assets.......................                $ 2,075,451
                                                                ================

          NET ASSETS COMPOSED OF:

             Paid-in capital.........................                $ 2,049,696

             Accumulated undistributed net investment loss......         (3,477)
             Accumulated net realized loss on investments.......       (110,656)
             Net unrealized appreciation on investments.........         139,888
                                                                ----------------

                    Net assets..................................     $ 2,075,451
                                                                ================


             Shares of beneficial interest, unlimited shares
             authorized, $.001 par value........................         235,468
                                                                ================

             Net asset value, offering and redemption price
             per share..........................................          $ 8.81
                                                                ================


          1  Identified cost of investment securities...........     $ 1,954,380
                                                                ================

See Notes to Financial Statements

   BRAZOS INSURANCE FUNDS - BRAZOS SMALL CAP PORTFOLIO
   Statement of Operations - For the six months ended June 30, 2001 (unaudited)



          INVESTMENT INCOME:
          Income:
             Interest................................                    $ 5,164
             Dividends...............................                      1,077
                                                                ----------------
                  Total investment income............                      6,241
                                                                ----------------

          Expenses:
             Investment advisory and management fees.                      9,397
             Administration fees.....................                     20,315
             Fund accounting fees....................                     14,615
             Transfer agent fees and expenses........                     11,906
             Custodian fees and expenses.............                      4,255
             Legal fees and expenses.................                      3,309
             Printing expense........................                      1,052
             Trustees' fees and expenses.............                     20,687
             Audit and tax fees......................                      9,811
             Miscellaneous expenses..................                        181
                                                                ----------------
                  Total expenses.....................                     95,528

                  Less:  Expenses waived/reimbursed..                   (84,628)
                                                                ----------------

                  Net expenses.......................                     10,900
                                                                ----------------
          Net investment loss........................                    (4,659)
                                                                ----------------

          REALIZED AND UNREALIZED GAIN (LOSS) ON
          INVESTMENTS:

          Net realized loss on investments...........                   (69,800)
          Net change in unrealized appreciation/
          depreciation on investments................                    122,876
                                                                ----------------
          Net realized and unrealized gain (loss) on
          investments and other assets and liabilities...                 53,076
                                                                ----------------

          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:         $ 48,417
                                                                ================
See Notes to Financial Statements

    BRAZOS INSURANCE FUNDS - BRAZOS SMALL CAP PORTFOLIO
    Statement of Changes in Net Assets



                                                                    For the         For the period from
                                                               six months ended      August 29, 2000(1)
                                                                 June 30, 2001            through
                                                                  (unaudited)        December 31, 2000
                                                               --------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income (loss)...............................    $ (4,659)              $ 1,182
   Net realized loss on investments...........................     (69,800)              (40,856)
   Net change in unrealized appreciation/depreciation
   on investments.............................................     122,876                17,012
                                                               --------------------  ------------------
   Net increase (decrease) in net assets resulting
   from operations............................................      48,417               (22,662)
                                                               --------------------  ------------------

Capital Share Transactions
   Proceeds from shares sold..................................     888,092             1,123,453
   Cost of shares redeemed....................................     (36,516)              (25,333)
                                                               --------------------  ------------------

Net increase in net assets resulting from capital
share transactions............................................     851,576             1,098,120
                                                               --------------------  ------------------

Total increase in net assets..................................     899,993             1,075,458

NET ASSETS:
Beginning of period...........................................   1,175,458               100,000
                                                               -------------------   ------------------

End of period*................................................ $ 2,075,451           $ 1,175,458
                                                               ===================   ==================

*Including accumulated net investment income (loss) of........    $ (3,477)              $ 1,182
(1) Commencement of operations

See Notes to Financial Statements

    Brazos Insurance Funds-Brazos Small Cap Portfolio
    Financial Highlights

                                                                       Six months ended       Period from
                                                                         June 30, 2001    August 29, 2000(1) through
                                                                          (unaudited)      December 31, 2000
PER SHARE DATA:
       NET ASSET VALUE, BEGINNING OF PERIOD......................         $ 9.41             $ 10.00
                                                                         ------------        ---------
      INCOME FROM INVESTMENT OPERATIONS:

           Net investment income (loss)..........................          (0.02)               0.01
           Net realized and unrealized loss on investments.......          (0.58)              (0.60)
                                                                         ------------        ---------
                 Total from investment operations................          (0.60)              (0.59)
                                                                         ------------        ---------
      NET ASSET VALUE, END OF PERIOD.............................         $ 8.81              $ 9.41
                                                                         ============        ==========
TOTAL RETURN(2)..................................................          -6.38%              -5.90%

SUPPLEMENTAL DATA AND RATIOS:

      Net assets, end of period (in thousands)...................         $  2,075             $ 1,175
      Ratio of net expenses to average net assets:
           Before expense reimbursement..........................          12.71% (3)         118.09% (3)
           After expense reimbursement...........................           1.45% (3)           1.45% (3)
      Ratio of net investment income (loss) to average net assets:
           Before expense reimbursement..........................         -11.88% (3)        -116.01% (3)
           After expense reimbursement...........................          -0.62% (3)           0.63% (3)
      Portfolio turnover rate....................................             27%                 23%

(1)  Commencement of operations
(2) Total return is not annualized and does not reflect expenses that apply to the separate account of the insurance company. If such expenses had been included, total return would have been lower for the period.
(3)  Annualized



See Notes to Financial Statements

BRAZOS INSURANCE FUNDS-BRAZOS SMALL CAP

 Notes to Financial Statements (unaudited)                         June 30, 2001


1. Description of the Trust. The Brazos Insurance Funds (the "Trust") was organized as a Delaware business trust on January 21, 2000 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The Trust currently has one portfolio called the Brazos Small Cap Portfolio (the "Portfolio"). Pursuant to the 1940 Act, the Portfolio is a "diversified" series of the Trust. The investment objective of the Portfolio is to provide maximum capital appreciation, consistent with reasonable risk to principal.

     The shares of the Portfolio may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At June 30, 2001, the Trust was offered by one insurance company and accordingly a decision by such insurance company to withdraw its participation may have a negative impact on the Trust.

2. Significant Accounting Policies: The following is a summary of the significant accounting policies of the Trust:

     Security Valuation. The Portfolio uses the last quoted trading price as the market value. For listed securities, the Portfolio uses the price quoted by the exchange on which the security is primarily traded. Unlisted securities and listed securities which have not been traded on the valuation date or for which market quotations are not readily available are valued at the average between the last price asked and the last price bid. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust's Board of Trustees determines that amortized cost does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees.

     Federal Income Taxes. The Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

     Distributions to Shareholders. The Portfolio distributes annually to shareholders substantially all of its net investment income and any net realized capital gains. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to the differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

     Capital losses incurred after October 31 ("Post October" losses) within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The Portfolio incurred and elected to defer net capital losses of $37,615 during fiscal 2000. At December 31, 2000, the Portfolio had a net capital loss carryover of $3,241 which will be available through December 31, 2008 to offset future capital gains to the extent provided by regulations.

     Organization  Costs.  Organizational  costs  of  the  Portfolio  have  been expensed as incurred. These expenses were advanced by John McStay Investment Counsel ("JMIC" or the "Adviser"), and the Adviser has agreed to voluntarily reimburse the Portfolio for these expenses, subject to potential recovery (see Note 4).

     Use  of  Estimates  in  the  Preparation  of  Financial   Statements.   The
     preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     Other. Investment security transactions are accounted for on a trade date basis. The Portfolio uses the specific identification method for determining realized gains and losses on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

3. Investment Securities. The aggregate purchases and sales of long-term securities for the period ended June 30, 2001 were as follows:

                                 Purchases      Sales
                                 ---------      -----
                                $1,289,013      $361,821

4. Advisory Fees and Other Transaction with Affiliates. The Trust, on behalf of the Portfolio, employs JMIC, an investment counseling firm founded in 1983, to furnish investment advisory and other services to the Portfolio. On April 19, 1999 the Adviser became an indirect majority owned subsidiary of American International Group ("AIG"). Under an Investment Advisory Agreement with the Trust, the Adviser manages the investment and reinvestment of the assets of the Portfolio. The Adviser must adhere to the stated investment objectives and policies of the Portfolio, and is subject to the control and supervision of the Trust's Board of Trustees. For its services under the Advisory Agreement, the Portfolio pays the Adviser a monthly fee at the annual rate of 1.25% of the average daily net assets of the Portfolio. The Adviser has voluntarily agreed to keep operating expenses for the Portfolio from exceeding an annual rate of 1.45% of the Portfolio's average daily net assets. This cap on expenses is expected to continue until further notice. For the period ended June 30, 2001, the Adviser waived fees and reimbursed expenses in the amount of $84,628. Such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.45%, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

5. Agreements. Firstar Mutual Fund Services, LLC ("FMFS") serves as Administrator, Transfer Agent and Dividend Paying Agent of the Trust and also provides accounting services to the Trust pursuant to the Portfolio Accounting Servicing Agreement between FMFS and the Trust. FMFS is a wholly-owned subsidiary of Firstar Corporation, a bank holding company. Certain officers of FMFS are also officers of the Trust.

     As Administrator, FMFS supplies corporate secretarial services, office facilities, non-investment-related statistical and research data, executive and administrative services, internal auditing and regulatory compliance services. FMFS also assists in the preparation of reports to shareholders, prepares proxy statements, updates prospectuses and makes filings with the Securities and Exchange Commission and state securities authorities. FMFS performs certain budgeting and financial reporting and compliance monitoring activities. For the services provided as Administrator, FMFS receives an annual fee from the Trust equal to the greater of: (1) a minimum annual fee of $40,000 or (2) an asset based fee, equal to .07% of the average daily net assets of the Trust up to $200 million, .06% on the next $500 million and .04% on the balance.

     Firstar Bank, N.A. ("Firstar"), an affiliate of FMFS, serves as the Custodian for the Trust pursuant to the Custody Agreement between Firstar and the Trust. As custodian, Firstar has agreed to (a) maintain a separate account or accounts in the name of the Trust, (b) hold and transfer portfolio securities on behalf of the Trust, (c) accept receipts and make disbursements of money on behalf of the Trust, (d) collect and receive all income and other payments and distributions on behalf of the Trust, and (e) make periodic reports to the Trust's Trustees concerning the Trust's operations. For its services to the Trust under the Custody Agreement, Firstar receives a fee in addition to transaction charges and out-of-pocket expenses.

6. Distributor. Pembrook Securities ("Pembrook"), serves as distributor for shares of the Portfolio. Pembrook is a majority owned indirect subsidiary of AIG, and minority owned by certain employees of the Adviser, which is also a majority owned indirect subsidiary of AIG. Pembrook receives no compensation for distribution of shares of the Portfolio, except for reimbursement by the Adviser of out-of-pocket expenses.


7. Fund Shares. At June 30, 2001 there was an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares of the Portfolio:

                                            For the period ended

                                            June 30, 2001

                                                  Shares        Amount

    Shares outstanding, beginning of period..   124,969   $ 1,198,120
                                                -------      ---------
    Shares sold..............................   114,766       888,092
    Shares redeemed.......................     (  4,267)  (    36,516)
                                               ---------     ---------
    Net increase.............................   110,499       851,576
                                               ---------    ----------
    Shares outstanding, end of period.........  235,468   $ 2,049,696
                                               ========    ===========


8. Income Tax Information. At June 30, 2001 the investment cost and gross unrealized appreciation and depreciation on investments for tax purposes were as follows:

         Unrealized Appreciation                              $  276,159
         Unrealized Depreciation                                (136,271)
                                                              -----------
         Net Appreciation/(Depreciation)                      $  139,888
                                                              ----------
         Cost                                                 $1,954,380
                                                              ==========

9. New Accounting Pronouncement. In November 2000, the AICPA issued a revised Auditand Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Portfolio's financial position, results of operations or changes in net assets.

Brazos Insurance Funds

www.brazosinsurancefunds.com

5949 Sherry Lane, Suite 1600
Dallas, TX  75225


T R U S T E E S                            A D M I N I S T R A T O R   &
                                           T R A N S F E R   A G E N T
                                           ---------------------------
GEORGE W. GAU
JOHN H. MASSEY                             FIRSTAR MUTUAL FUND SERVICES, LLC
DAVID M. REICHERT                          615 EAST MICHIGAN STREET
DAN L. HOCKENBROUGH                        MILWAUKEE, WI  53202


O F F I C E R S                            C U S T O D I A N
---------------                            -----------------

DAN L. HOCKENBROUGH                        FIRSTAR BANK, N. A.
Chairman of the Board,                     777 EAST WISCONSIN AVENUE
President and Chief                        MILWAUKEE, WI  53202
Financial Officer
                                           C O U N S E L
LOREN J. SOETENGA                          -------------
Vice President and Treasurer               DRINKER, BIDDLE & REATH LLP
                                           ONE LOGAN SQUARE
TRICIA A. HUNDLEY                          18TH AND CHERRY STREETS
Vice President, Secretary and              PHILADELPHIA, PA  19103-6996
Compliance Officer
                                           A U D I T O R S
JOE NEUBERGER                              ---------------
Assistant Treasurer                        PRICEWATERHOUSECOOPERS LLP
                                           1177 AVENUE OF THE AMERICAS
DANA ARMOUR                                NEW YORK, NY  10036
Assistant Secretary

PAUL FLAA
Assistant Secretary





This report must be accompanied or preceded by the Portfolio's current prospectus.